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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 4, 2008

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


       0-26467                                               54-1873112
------------------------                                     ----------
(Commission File Number)                                    (IRS Employer
                                                         Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia        20191
-----------------------------------------------------        -----
(Address of Principal Executive Offices)                     (Zip Code)


                                 (703) 391-1300
                                 --------------
               (Registrant'stelephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02       TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

         On April 9, 2008, Greater Atlantic Financial Corp. ("Greater Atlantic") announced that it had received a written notice from Summit Financial Group, Inc., ("Summit") that Summit had exercised its right to terminate the Agreement and Plan of Reorganization, as amended (the Merger Agreement"), that Summit and Greater Atlantic had entered into on April 12, 2007. The written notice from Summit was received on April 4, 2008. A description of the terms of the Merger Agreement was set forth in a Form 8-K previously filed on April 16, 2007. A copy of Greater Atlantic's release dated April 9, 2008, is filed herewith as Exhibit
99.1 and incorporated herein by reference.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.


         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Not applicable.

         (d)    Exhibit:

                99.1          Press Release Dated April 9, 2008.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREATER ATLANTIC FINANCIAL CORP.



Date:  April 10, 2008                   By: /s/ David E. Ritter
                                            ------------------------------------
                                            David E. Ritter
                                            Senior Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT 99.1

                       PRESS RELEASE DATED APRIL 9, 2008